UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 23, 2017

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

WYNN LAS VEGAS, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-100768	88-0494875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada		89109
(Address of principal executive offices of each registrant)		(Zip Code)
(702) 770-7555
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, in May 2017, Wynn Las Vegas, LLC (the "Company") and Wynn Las Vegas Capital Corp. (together with the Company, the "Issuers"), each an indirect wholly owned subsidiary of Wynn Resorts, Limited, settled a cash tender offer for all of the 5.375% First Mortgage Notes due 2022 (the "2022 Notes") validly tendered. The Issuers subsequently satisfied and discharged the indenture governing the 2022 Notes and redeemed any 2022 Notes not tendered. As a result of the purchase and redemption of all of the 2022 Notes, the Company is filing a Form 15 with the Securities and Exchange Commission to terminate registration of the 2022 Notes under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and suspend the Company's duty to file reports under Section 15(d) of the Exchange Act.

The Company's deregistration under the Exchange Act does not affect the Company's obligations pursuant to the indentures governing the 5.25% Senior Notes due 2027, 5.50% Senior Notes due 2025, and 4.25% Senior Notes due 2023 to furnish or provide access to the financial reports and other information required under the applicable indentures (in the manner required by the indentures). The Company's Form 15 does not affect the status or reporting obligations of Wynn Resorts, Limited under the Exchange Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Dated: June 23, 2017	By:	/s/ Craig S. Billings
Craig S. Billings
Chief Financial Officer and Treasurer

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN LAS VEGAS, LLC

Dated: June 23, 2017	By:	Wynn Las Vegas Holdings, LLC, its sole member

	By:	Wynn America, LLC, its sole member

	By:	Wynn Resorts Holdings, LLC, its sole member

	By:	Wynn Resorts, Limited, its sole member

	By:	/s/ Craig S. Billings
Craig S. Billings
Chief Financial Officer and Treasurer